                                                                   Exhibit 10.14

                 AMENDMENT NO. 2 TO SHARE PURCHASE AGREEMENT II

        This Amendment No. 2 (the "Amendment") is made as of November 27, 2000, to that certain Share Purchase Agreement II, dated as of September 21, 1999 (the "Agreement"), by and among S1 Europe Holdings, N.V., a Belgian corporation (naamloze vennootschap ("N.V.") (subsequently converted to S1 Europe Holdings, C.V.A.)) ("S1 Holdings") and a subsidiary of S1 Corporation, a Delaware corporation f/k/a Security First Technologies Corporation ("S1"), each of the (now former) stockholders of FICS Group N.V., a Belgian corporation registered with the Brussels Registry of Commerce under number 515450 ("FICS"), who are signatories thereto (individually, a "Seller" and collectively, the "Sellers"), and for the limited purposes stated therein, S1 and FICS. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Agreement.

                                    RECITALS:

        A. The parties hereto have previously entered into the Agreement pursuant to which the Sellers agreed to sell, and S1 Holdings agreed to purchase, all of the issued and outstanding FICS Securities (as defined in the Agreement) and Akkermans agreed to serve as Chairman of the Board of S1 upon the terms and conditions contained in the Agreement.

        B. The Agreement also provides for certain amounts of the Transaction Consideration to be paid on the Second Payment Date and the Third Payment Date, respectively, if certain criteria are met.

        C. The parties hereto wish to modify and amend the Agreement as provided herein.

        D. In connection with such amendment, Akkermans wishes to resign from all positions he currently holds with S1 or any of its subsidiaries or affiliates, except for his position as a member of S1's Board of Directors.

                                   AGREEMENT:

        NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual promises, representations, warranties, covenants and conditions set forth herein and in the Agreement, the sufficiency of which is hereby acknowledged, the parties mutually agree as follows:


        1. Pursuant to Section 8.3 of the Agreement, the parties agree that the Agreement shall be amended as follows:

                a. Notwithstanding anything to the contrary in the Agreement, the parties hereby agree that (a) the term "2000 Earn-out Payment," as such term is referenced in the Agreement to be defined and calculated pursuant to
                        Schedule 1.3 of the Agreement, shall mean $12,375,000 and such amount shall be paid to the Sellers as soon as reasonably practicable and in no event later than the seventh business day following the receipt of all applicable regulatory approvals in accordance with the last sentence of Section 1.3(b) and Section 1.3(c) of the Agreement, (b) the date of such payment shall be deemed to be the "Second Payment Date" as such term is referenced in the Agreement and (c) the term "2001 Earn-out Payment," as such term is referenced in the Agreement to be defined and calculated pursuant to
                        Schedule 1.3 of the Agreement, shall mean $0 and no payment shall be made on the Third Payment Date. The parties hereby agree that S1 Holdings and S1 shall have no further obligation to make any payments pursuant to the Agreement other than the payment referenced in clause (a) of the preceding sentence.

                b. Notwithstanding Article 1.3(c ) of the Agreement, S1 Holdings shall make the 2000 Earn-out Payment in cash into an escrow account at a bank designated by S1 Holdings and held solely for the purpose of purchasing S1 Common Stock.

        2. Akkermans hereby agrees to resign from all positions he holds with S1 or any of its subsidiaries or affiliates, including without limitation his position as the Chairman of the S1 Board of Directors, effective as of the date hereof; provided, however, that Akkermans shall remain as a member of the S1 Board of Directors. Notwithstanding anything to the contrary in the Agreement, the parties hereby agree that such resignation shall not be considered an "Akkermans Termination Event" within the meaning of the Agreement and the parties further agree that Section 1.3(d) of the Agreement is hereby deleted in its entirety.

        3. Upon completion of the transactions contemplated by the Agreement, as amended hereby, the parties hereto confirm that none of the parties have any further obligations under the Agreement, except insofar as S1's and S1 Holdings' agreements in Section 5.3 of the Agreement to operate for a three year period as specified therein.

        4. Except as contemplated herein, the Agreement shall otherwise continue in full force and effect.

        5. This Amendment may be executed in two or more counterparts, any one of which may contain only one signature, and all the counterparts taken


                                     - 2 -
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together shall constitute a single agreement. This Amendment may also be executed and delivered by facsimile transmission.




                      [THIS SPACE INTENTIONALLY LEFT BLANK]


                                     - 3 -
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        IN WITNESS WHEREOF, the undersigned have each executed this Amendment as of the date first set forth above.

                                      S1 EUROPE HOLDINGS, C.V.A.



                                      By:  /s/ Robert F. Stockwell
                                           ------------------------------------
                                           Name:
                                           Title:

THE SELLERS:


/s/ Michel Akkermans
- -------------------------------------------
MICHEL AKKERMANS


PAMICA N.V.



By:   /s/ Michel Akkermans
      -------------------------------------
      Name:  Michel Akkermans
      Title: Managing Director



GENERAL ATLANTIC PARTNERS 20, L.P.
By:  GENERAL ATLANTIC PARTNERS, LLC, its General Partner


      By:  /s/ Matthew Nimetz
           --------------------------------
           Name:  Matthew Nimetz
           Title: A Managing Member


GENERAL ATLANTIC PARTNERS 52, L.P.
By:  GENERAL ATLANTIC PARTNERS, LLC, its General Partner


      By:  /s/ Matthew Nimetz
           --------------------------------
           Name:  Matthew Nimetz
           Title: A Managing Member


GAP COINVESTMENT PARTNERS, L.P.



By:   /s/ Matthew Nimtez
      -------------------------------------
      Name:  Matthew Nimetz
      Title: A General Partner

GIMV N.V.



By:   /s/ G. Mampery               /s/ P. Vercruysse
      ----------------------------------------------
      Name:  G. Mampery            P. Vercruysse
      Title: Vice-President        Vice-President



/s/ Guy Moons
- -----------------------------------
GUY MOONS



/s/ Steven Van Rossen
- -----------------------------------
STEVEN VAN ROSSEN



/s/ Nadine Quaeyhaegens
- -----------------------------------
NADINE QUAEYHAEGENS



/s/ Etienne Castiaux
- -----------------------------------
ETIENNE CASTIAUX



/s/ Goort Gelten
- -----------------------------------
GOORT GELTEN



/s/ Loek Van Den Boog
- -----------------------------------
LOEK VAN DEN BOOG



/s/ Fredrick Dumas
- -----------------------------------
FREDRICK DUMAS

UNICO PORTFOLIO LTD.



By:   /s/ Luis G. Manzanares        /s/ Shana Louise White
      ---------------------------------------------------------
Name:      Luis G. MANZANARES   and    Shana Louise WHITE
Title:     President                   Secretary

FICS GROUP N.V.



By:   Robert F. Stockwell
      -------------------------------
      Name:
      Title:



FICS GROUP N.V.



                            PURSUANT TO SPECIAL PROXY



By:   Robert F. Stockwell
      -------------------------------
      Name:
      Title: